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                                 April 25, 1996




Mr. Robert J. Cresci
Chairman of the Board
Serv-Tech, Inc.
5200 Cedar Crest Blvd.
Houston, Texas 77087

Dear Mr. Cresci:

         This letter outlines a proposal under the terms of which Serv-Tech, Inc., a Texas corporation ("Serv-Tech"), and HydroChem Holding, Inc., a Delaware corporation ("HydroChem"), will combine their business operations.

1. Form of Transaction. The combination of the businesses of Serv-Tech and HydroChem will be effected through a merger or series of mergers pursuant to which the Stockholders of Serv-Tech will own 45%, in the aggregate, and the Stockholders of HydroChem will own 55%, in the aggregate, of the total issued and outstanding shares of capital stock of the surviving entity (the "Surviving Entity"). The term "Stockholders" as used in this paragraph means the holders of all of the issued and outstanding shares of capital stock of the issuer and the holders of all existing rights, options, warrants, subscriptions, agreements or commitments to sell shares of capital stock of the issuer (the latter being collectively referred to herein as "Options"). The foregoing percentages are calculated pursuant to the following example: Serv-Tech currently has 6,671,278 shares of common stock, $0.50 par value per share ("Common Stock"), outstanding and 1,152,650 Options outstanding. The combined amount of shares of Common Stock and Options represent 7,823,928 shares, and will constitute 45% of the total number of issued and outstanding shares of capital stock and Options of the Surviving Entity. Stockholders of HydroChem will receive 9,562,579 shares of stock of the Surviving Entity, constituting 55% of the total number of issued and outstanding shares of capital stock and Options of the Surviving Entity. If the sum of the issued and outstanding shares of Common Stock and Options of Serv-Tech increases or decreases for any reason prior to the closing, the total number of shares and Options to be issued by the Surviving Entity pursuant to the transaction, and the actual number of shares to be received by the Stockholders of HydroChem, shall be adjusted at the closing so that the shares issued to the Stockholders of HydroChem constitute 55% of the sum of the total outstanding shares and the total Options of the Surviving Entity immediately after the transaction. The attached Exhibit "A" illustrates calculations of the numbers of shares to be issued and the percentages of ownership based upon the assumptions set forth therein.
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Mr. Robert J. Cresci
April 25, 1996
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    The above percentages are based upon 6,671,278 shares of Common Stock being outstanding and a price per share of Common Stock of $5.93, which price is the average closing price per share of Common Stock for the last ten trading days prior to the date of this letter. The percentages will not be subject to adjustment based on fluctuations in the closing prices of the Common Stock between the date of this letter and the closing of the transaction contemplated hereby. A mutually acceptable definitive combination agreement will be prepared and executed by and between Serv-Tech and HydroChem as soon as reasonably practical following the date of this letter.

2. Securities Filings. The parties agree to take all actions reasonably necessary to prepare, file and diligently pursue the effectiveness of a Registration Statement on Form S-4 with the Securities and Exchange Commission, containing a combined proxy statement and prospectus providing for the approval of the transaction by the stockholders of Serv-Tech and the issuance of the shares of the Surviving Entity's stock upon consummation of the combination. The parties also agree to take all such actions as are reasonably necessary under state blue sky or securities laws to permit the issuance of such shares. Application will be made to the NASDAQ National Market System for listing of the shares of the Surviving Entity to be issued in the transaction.

3. Hart-Scott-Rodino Filings. Each of the parties will promptly file, or cause its controlling stockholder to file, a premerger notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and will diligently seek an early termination of the waiting period provided for thereunder.

4. Effective Date. The effective date of the transaction will be the date the certificate or certificates of merger or consolidation are filed with the appropriate state authorities.

5. Board of Directors and Officers. The initial Board of Directors of the Surviving Entity will consist of seven directors, including three directors designated by Serv-Tech and four directors designated by HydroChem. The initial officers of the Surviving Entity will be as determined by the Board of Directors. It is contemplated that one Serv-Tech designated director will be Robert J. Cresci, who will serve as Vice Chairman of the Board, and that B. Tom Carter, Jr. will be a HydroChem designated director and will serve as Chairman of the Board and Chief Executive Officer.

6.  Corporate Names.  Upon completion of the business combination, the business operations of Serv-Tech and HydroChem will be conducted through separate corporate entities which will continue to use the names "Serv-Tech, Inc." and "HydroChem Industrial Services, Inc.", respectively. Such entities will be wholly-owned subsidiaries of a Delaware holding company
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Mr. Robert J. Cresci
April 25, 1996
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    to be created for such purpose, the name of which will be established at a later date. The corporate names, trade names, trademarks and service marks currently used by the various operating divisions and subsidiaries of Serv-Tech and HydroChem will continue to be used as division or subsidiary names to the extent use of such names continues to have value to the business and operations of the respective business units utilizing such names and marks.

7. Conditions to Closing. The closing of the transactions contemplated hereby will be subject, among other things, to the following:

    a. Each party having afforded to the officers, employees, accountants, counsel and other authorized representatives of the other, reasonable access to its plants, properties, books and records and having used its best efforts to cause its representatives to furnish to the other such additional financial and operating data and other information as the other may from time to time reasonably request for the purpose of conducting a due diligence investigation, and the results of each party's due diligence investigation having been satisfactory to such party. Each of the parties and their respective principal officers and agents have executed and delivered or will execute and deliver a separate confidentiality agreement relating to the disclosure of such information.

    b. Receipt by Serv-Tech of an opinion satisfactory in form and substance to Serv-Tech from an investment banking firm retained by Serv-Tech for such purpose, to the effect that in such investment banking firm's opinion, the transaction is fair to the stockholders of Serv-Tech from a financial point of view.

    c. Approval of the transaction by the boards of directors and stockholders of each of Serv-Tech and HydroChem.

    d. Receipt by each party of a tax opinion in form and substance satisfactory to such party that the transaction will constitute a "tax free reorganization" pursuant to section 368(a) of the Internal Revenue Code of 1986, as amended.

    e. Preparation of a mutually acceptable definitive agreement containing such representations, warranties and covenants as are customary for transactions of this nature.

    f. Receipt by each party of all necessary third party consents and such legal opinions as such party may require pursuant to the terms of the definitive agreement.

    g. The Registration Statement on Form S-4 having been declared effective by the
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Mr. Robert J. Cresci
April 25, 1996
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        Securities and Exchange Commission and all necessary action having been taken under state blue sky or securities laws in connection with the issuance of the Surviving Entity shares.

    h.  The waiting period under the Hart-Scott-Rodino Antitrust
        Improvements Act of 1976 having expired and there being in effect no order, judgment or decree by any court or governmental body in the United States directing that the transaction not be consummated.

8. Ordinary Course. From the date hereof until the closing of the transaction contemplated hereby, neither party will, (i) make any change in the conduct of its business, (ii) enter into any transaction other than in the ordinary course of business, (iii) except in the ordinary course of business, dispose of any of its assets, (iv) subject any of its assets to a lien or other encumbrance, except in the ordinary course of business, (v) waive any right of substantial value, (vi) make any changes in any key employment arrangements or
    (vii) make any changes in its capital structure or issue any additional shares (other than pursuant to the exercise of outstanding Options), rights, options (except an employee stock option granted to Tricia Burns for 3,000 shares of HydroChem common stock), warrants, subscriptions, agreements or commitments giving anyone the right to acquire shares of capital stock.

9. No Solicitation. Until the earlier of July 1, 1996 or the date upon which the parties hereto mutually agree to terminate discussions regarding the subject matter of this letter, neither party will directly or indirectly (i) solicit, initiate or encourage submission of proposals or offers from any third party relating to any acquisition or purchase of all or a material portion of the assets of, or any equity interest in, such party, or any merger, consolidation or business combination with such third party or its designee, or (ii) except to the extent required by fiduciary obligations under applicable law as advised in writing by counsel, participate in any discussions or negotiations regarding, or furnish to any third party any information with respect to any of the foregoing. Each party shall promptly notify the other party if any such proposal, offer or inquiry is made, providing reasonable detail of the identity of the third party and the terms and conditions of the proposal or offer.

10. Expenses and Brokers. Each of the parties hereto agrees to pay its own expenses in connection with the matters contemplated hereby, without regard to whether a transaction is consummated. In addition, each party represents and warrants to the other that it has not retained a finder or broker in connection with the transactions contemplated hereby and that no brokers or finders fee is or shall become due to any third party upon consummation of a business transaction between the parties. The parties acknowledge that HydroChem has
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Mr. Robert J. Cresci
April 25, 1996
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    retained Donaldson, Lufkin & Jenrette as a financial advisor in connection with this transaction.

    If the above proposal is acceptable to you, please so indicate in the space provided below and return one executed copy to the undersigned. Except as required by law, no public announcement of the matters contemplated herein shall be made by either party without the prior consent of the other.

                                        Sincerely,


                                           HydroChem Holding, Inc.


                                           By: /s/ B. TOM CARTER, JR.
                                              --------------------------------
                                                   B. Tom Carter, Jr.
                                                   Chairman of the Board and
                                                   Chief Executive Officer





AGREED AND ACCEPTED:

Serv-Tech, Inc.


By: /s/ ROBERT J. CRESCI
   ----------------------------------
        Robert J. Cresci
        Chairman of the Board

        4-26-96
   ----------------------------------
           Date
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                                  EXHIBIT "A"

I. Computation of HydroChem shares assuming that Serv-Tech shares of Common Stock are unchanged and that no Serv-Tech Options are exercised.

     Issued and outstanding shares of Common Stock:      6,671,278

     Plus: Outstanding Options                           1,152,650
                                                        ----------
     Serv-Tech shares of Surviving Entity                7,823,928

     Divided by 45%                                      7,823,928/.45
                                                        ----------
     Total shares of Surviving Entity                   17,386,507

     Less:  Serv-Tech allocated shares                   7,823,928
                                                        ----------
     HydroChem shares of Surviving Entity (55%)          9,562,579


     Percent of outstanding shares:
     -----------------------------

     HydroChem Percentage                                9,562,579(58.9%)

     Serv-Tech Percentage                                6,671,278(41.1%)
                                                        ----------
     Total                                              16,233,857


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II.   Computation of HydroChem shares assuming that between the date of this letter of intent and the closing of the transaction, 200,000 Serv-Tech Options are exercised.

      Issued and outstanding shares of Common Stock:      6,871,278

      Plus: Outstanding Options                             952,650
                                                        -----------
      Serv-Tech shares of Surviving Entity                7,823,928

      Divided by 45%                                      7,823,928/.45
                                                        -----------
      Total shares of Surviving Entity                   17,386,507

      Less:  Serv-Tech allocated shares                   7,823,928
                                                        -----------
      HydroChem shares of Surviving Entity (55%)          9,562,579


      Percent of outstanding shares:
      -----------------------------

      HydroChem Percentage                                9,562,579(58.2%)

      Serv-Tech Percentage                                6,871,278(41.8%)
                                                        -----------
      Total                                              16,433,857

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III.  Computation of HydroChem shares assuming that between the date of this letter of intent and the closing of the transaction 200,000 shares of Common Stock are acquired by Serv-Tech from a current shareholder (with HydroChem's advance approval):

      Issued and outstanding shares of Common Stock:      6,471,278

      Plus: Outstanding Options                           1,152,650
                                                        -----------
      Serv-Tech shares of Surviving Entity                7,623,928

      Divided by 45%                                      7,623,928/.45
                                                        -----------
      Total shares of Surviving Entity                   16,942,062

      Less:  Serv-Tech allocated shares                   7,623,928
                                                        -----------
      HydroChem shares of Surviving Entity (55%)          9,318,134


      Percent of outstanding shares:
      -----------------------------

      HydroChem Percentage                                9,318,134(59.0%)

      Serv-Tech Percentage                                6,471,278(41.0%)
                                                        -----------
      Total                                              15,789,412